                                                                    Exhibit 10.1


                      LOAN AND NOTE MODIFICATION AGREEMENT

         This Loan and Note Modification Agreement ("AGREEMENT") is executed to be effective as of the 26th day of April, 2002, among JPS INDUSTRIES, INC. ("BORROWER"), JPS CONVERTER AND INDUSTRIAL CORP. ("GUARANTOR A"), JPS ELASTOMERICS CORP. ("GUARANTOR B") (Guarantor A and Guarantor B, together, "GUARANTORS") and WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR BY MERGER TO FIRST UNION NATIONAL BANK) ("BANK") and modifies (i) that certain Revolving Credit and Security Agreement between Borrower, Guarantors and Bank dated as of May 9, 2001 ("LOAN AGREEMENT") and (ii) that certain Promissory Note dated as of May 9, 2001, in the original principal amount of Thirty-five Million and no/100 Dollars ($35,000,000.00) from Borrower to Bank ("NOTE").

                               FACTUAL BACKGROUND

         Bank currently has a $35,000,000.00 revolving line of credit loan (the "LOAN") evidenced by the Note outstanding to Borrower. Borrower has requested a change in certain of its financial covenants and Bank has agreed to such change pursuant to the modifications of the terms and conditions set forth in the Loan Agreement and Note as more particularly described below.

         Any capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

         NOW THEREFORE Bank, Borrower and Guarantors hereby agree as follows:

         1. The Loan Agreement is hereby modified as follows:

                  a. The term "Bank" as defined on the title page and in the introductory language of the Loan Agreement is hereby redefined to mean Wachovia Bank, National Association successor by merger to First Union National Bank.

                  b. SECTION 7(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           "(a) FUNDED DEBT TO EBITDA RATIO. Borrower shall at all times maintain, on a consolidated basis, a ratio of Funded Debt to EBITDA of not more than 2.75 to
                           1.00 through fiscal quarter ending January 31, 2003, and of not more than 2.00 to 1.00 at fiscal quarter ending April 30, 2003 and at all times thereafter. For the purposes hereof, "Funded Debt to EBITDA" shall mean (the sum of all Funded Debt) DIVIDED BY (the sum of earnings before interest, taxes, depreciation and amortization, on a rolling four quarters basis).

FIRST AMENDMENT TO LOAN AGREEMENT
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                           "Funded Debt" shall mean, as applied to any Person,
                           the (sum of all indebtedness for borrowed money (including, without limitation, capital lease obligations, subordinated debt (including debt subordinated to Bank), and unreimbursed drawings under letters of credit) or evidenced by a note, bond, debenture or similar instrument of that Person) LESS the (the sum of operating leases, normal payables and accruals, deferred warranty revenues, unfunded benefit obligations and other long term liabilities and all cash) all as outstanding at the point of testing. The foregoing shall be calculated quarterly."

                  c. Exhibit 1 of the Loan Agreement is modified as follows:

                           The definition of the term "Maximum Loan Amount" is deleted in its entirety and replaced with the following definition:

                           "Maximum Loan Amount@ means $27,000,000.00."

         2. The Note is hereby modified as follows:

                  a.       The term "Bank" as defined on the front page of the
                           Note is hereby redefined to mean Wachovia Bank, National Association successor by merger to First Union National Bank.

                  b. The principal amount of the Note is hereby reduced from $35,000,000.00 to $27,000,000.00.

                  c. The paragraph "Interest Rate" is hereby deleted in its entirety and replaced with the following:

                           "INTEREST RATE. Interest shall accrue on the unpaid principal balance of this Note from the date of any advances hereunder at the LIBOR Market Index Rate plus the Applicable Margin indicated in the matrix below, as that rate may change from day to day in accordance with changes in the LIBOR Market Index Rate ("Interest Rate"). "LIBOR Market Index Rate", for any day, is the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source or interbank quotation)."

FIRST AMENDMENT TO LOAN AGREEMENT
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

                   --------------------------------------------------------------------------------------
                             Tier            Funded Debt to EBITDA Ratio          Applicable Margin
                                               (as defined in the Loan
                                                      Agreement)
                   --------------------------------------------------------------------------------------

                               I                 Less than 1.0 to 1.0                   .90%
                   --------------------------------------------------------------------------------------
                              II             Greater than 1.0 to 1.0 but                1.15%
                                                 < 1.25 to 1.0
                   --------------------------------------------------------------------------------------
                              III              Greater than 1.25 to 1.0                 1.25%
                                                  but < 1.50 to 1.0
                   --------------------------------------------------------------------------------------
                              IV             Greater than 1.5 to 1.0 but                1.50%
                                                 < 1.75 to 1.0
                   --------------------------------------------------------------------------------------
                               V               Greater than 1.75 to 1.0                 1.75%
                                                   but < 2.0 to 1.0
                   --------------------------------------------------------------------------------------
                              VI             Greater than 2.0 to 1.0 but                2.00%
                                                   < 2.25 to 1.0
                   --------------------------------------------------------------------------------------
                              VII              Greater than 2.25 to 1.0                 2.35%
                   --------------------------------------------------------------------------------------

                           Testing shall be made based on quarterly financial statements required to be furnished by Borrower under
                           SECTION 5.6(b) of the Loan Agreement and shall be conducted upon Bank's receipt of such financial statements from Borrower. Changes in the Interest Rate shall become effective as of the first day of the first month following Bank's receipt of such financial statements (the "Change Date"). In addition to any applicable increase in the Interest Rate resulting from an Event of Default (as defined in the Loan Agreement), in the event that Borrower fails timely to comply with SECTION 5.6(b) of the Loan Agreement, the Applicable Margin shall be 2.35% as of the Change Date following such noncompliance, until cured."

         3. From the effective date hereof, any reference to the "Loan Agreement" or the "Note" in any Loan Document shall mean the Loan Agreement and the Note as amended by this Agreement.

         4. Prior to or at the Closing hereof, Borrower shall meet the pre-closing requirements set forth in this PARAGRAPH 4 and Lender shall not be required to make any further advances on the Loan until such pre-closing requirements are met.

                  a. There will be no origination or commitment fees associated with this modification.

                  b. Borrower shall provide Bank with resolutions of Borrower and each Guarantor authorizing the modifications provided for herein and shall provide Bank with a Secretary's Certificate of No Change as to the Bylaws and Articles of Incorporation of Borrower and each Guarantor since the original closing date of the Loan.

                  c. Borrower shall provide Bank with such other documents, instruments or agreements as Bank shall deem necessary for this modification in its reasonable discretion.

FIRST AMENDMENT TO LOAN AGREEMENT
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         5. Borrower and each Guarantor hereby represents and warrants that, at the time of the execution and delivery of this Agreement it is in compliance with all of its respective covenants set forth in the Loan Agreement and any other Loan Documents and that the representations and warranties set forth therein pertaining to it continue to be true and accurate. Borrower further represents and warrants that it has been duly authorized by all necessary corporate action to enter into and bind the Borrower with regard to this Agreement and to execute any documents necessary to consummate the transaction contemplated hereby.

         6. Borrower and each Guarantor agrees to hold Bank harmless and indemnify Bank and its successors and assigns from any and all claims or causes of action arising in connection with this Agreement or otherwise related to the Loan.

         7. Borrower and each Guarantor agrees to pay all costs and expenses arising from this Agreement including, without limitation, all expenses and fees of Lender's legal counsel, such amounts being stated on a Statement of Borrower's Costs dated of even date herewith.

         8. Borrower and each Guarantor agrees to execute and deliver to Bank, promptly upon request from Bank, such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein.

         9. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

         10. This Agreement is not a novation and, except as otherwise modified hereby, the terms and provisions of the Loan Agreement, the Note and all Loan Documents shall remain in full force and effect and shall continue to be secured by the Collateral with the same force, effect and priority.

         11. This Agreement shall be governed by South Carolina law.

         12. This Agreement reflects the complete agreement of the parties hereto as to the matters set forth herein and supercedes all prior negotiations and oral understandings and is hereby incorporated into the Loan Agreement as if set forth herein.

                          [See Signature Page Attached]

FIRST AMENDMENT TO LOAN AGREEMENT
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         IN WITNESS WHEREOF, the parties have executed this Agreement under seal to be effective as of the date first written above.

                                       BORROWER:

                                       JPS Industries, Inc.

                                       /s/ Charles R. Tutterow
                                       -----------------------------------------
                                                                          (Seal)
                                       By:   /s/ Charles R. Tutterow
                                            ------------------------------------
                                       Its:  Executive Vice President
                                            ------------------------------------
                                       Date: April 26, 2002
                                            ------------------------------------


                                       GUARANTORS:

                                       JPS Converter and Industrial Corp.

                                       /s/ Charles R. Tutterow
                                       -----------------------------------------
                                                                          (Seal)
                                       By:  /s/ Charles R. Tutterow
                                            ------------------------------------
                                       Its:  Secretary
                                            ------------------------------------
                                       Date: April 26, 2002
                                            ------------------------------------


                                       JPS Elastomerics Corp.

                                       /s/ Charles R. Tutterow
                                       -----------------------------------------
                                                                          (Seal)
                                       By:  /s/ Charles R. Tutterow
                                            ------------------------------------
                                       Its:   Secretary
                                            ------------------------------------
                                       Date:  April 26, 2002
                                            ------------------------------------

                                       BANK:

                                       Wachovia  Bank,  National  Association
                                       (successor by merger of First Union
                                       National Bank)



                                       By:   /s/ James K. Baumgardner
                                             -----------------------------------
                                       Its:   Vice President
                                       Date:  5-10-02
                                             -----------------------------------

FIRST AMENDMENT TO LOAN AGREEMENT
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